UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2013

Schnitzer Steel Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-22496	93-0341923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 N.W. Yeon Ave.
P.O. Box 10047
Portland, OR	(503) 224-9900	97296-0047
(Address of Principal Executive Offices)	(Registrant’s Telephone Number	(Zip Code)
Including Area Code)

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On August 27, 2013, Schnitzer Steel Industries, Inc. issued a press release announcing its market outlook for its fourth quarter of fiscal 2013.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

99.1       Press Release of Schnitzer Steel Industries, Inc. issued on August 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	August 27, 2013	By:	/s/ Richard D. Peach
Name: Richard D. Peach
Title: Sr. V.P. and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Schnitzer Steel Industries, Inc. issued on August 27, 2013.